UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2004

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 869-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.              Termination of a Material Definitive Agreement.

On November 2, 2004, New Plan Excel Realty Trust, Inc. (the “Company”) delivered to Scott MacDonald, the Company’s President and Chief Operating Officer, a written notice of non-renewal pursuant to which the Company elected not to extend the term of that certain Employment Agreement, dated as of March 1, 2002, by and among CA New Plan Management Inc., Scott MacDonald and the Company, as amended (the “Employment Agreement”).  Accordingly, the Employment Agreement will terminate and expire on March 1, 2005 in accordance with its terms.  The decision not to extend the term of the Employment Agreement is as a result of Mr. MacDonald’s anticipated relocation to the West Coast in the Spring of 2005 and his relinquishing of his role as President and Chief Operating Officer of New Plan at that time.  A brief description of the terms and conditions of the Employment Agreement is set forth under the caption “Executive Compensation and Other Information—Do we have employment agreements with our named executive officers?—Scott MacDonald Employment Agreement” in the Company’s Proxy Statement for the Annual Stockholders Meeting to be held in 2004, filed March 24, 2004, which disclosure is incorporated herein by reference.

The foregoing description of the Employment Agreement is qualified in its entirety by the full terms and conditions of the Employment Agreement, a copy of which was filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and is incorporated herein by reference.

Item 8.01.              Other Events.

The Company is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material federal income tax considerations relating to the taxation of the Company as a real estate investment trust for federal income tax purposes and the purchase, ownership and disposition of the Company’s common stock, preferred stock, debt securities and depositary shares.  This description contained in Exhibit 99.1 replaces and supersedes prior descriptions of the material federal income tax treatment of the Company and its stockholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Certain statements in the description of material federal income tax considerations may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership and management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and

other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which discuss these and other factors that could adversely affect the Company’s results.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit Number	Description

10.1	Notice of Non-Renewal of Employment Agreement, dated November 2, 2004, from the Company to Scott MacDonald
10.2*

Employment Agreement, dated as of March 1, 2002, by and among CA New Plan Management Inc., Scott MacDonald and the Company, filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002

99.1	Material Federal Income Tax Considerations

*              Incorporated herein by reference as above indicated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: January 7, 2005	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

Exhibit Number	Description

10.1	Notice of Non-Renewal of Employment Agreement, dated November 2, 2004, from the Company to Scott MacDonald
10.2*

Employment Agreement, dated as of March 1, 2002, by and among CA New Plan Management Inc., Scott MacDonald and the Company, filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002

99.1	Material Federal Income Tax Considerations

*              Incorporated herein by reference as above indicated.